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                                                                Exhibit 10.31.12


                            AMENDMENT NUMBER FIFTEEN
                                     to the
             Amended and Restated Master Loan and Security Agreement
                           Dated as of March 27, 2000
                                      among
                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
                                       and
                   GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

     This AMENDMENT NUMBER FIFTEEN is made this 14th day of June, 2006, (the "Effective Date") among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. having an address at 200 Metroplex Drive, Suite 100, Edison, New Jersey 08817 ("the Borrower") and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the "Lender"), to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000, by and between the Borrower, Hanover Capital Partners Ltd. and the Lender, as amended (the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS

     WHEREAS, the Borrower and the Lender have agreed to amend the Agreement to extend the Termination Date as more specifically set forth herein;

     WHEREAS, as of the date of this Amendment Number Fifteen, the Borrower represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement; and

     WHEREAS, the Borrower and the Lender have agreed to amend the Agreement as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     SECTION 1. Amendment. As of the Effective Date, Section 1.01 of the Agreement is hereby amended as follows:

     (a) be deleting the definitions of "Maximum Committed Amount" and "Maximum Credit" in their entirety and replacing them with the following:

          "Maximum Committed Amount" shall mean $10,000,000.

          "Maximum Credit" shall mean the sum of the Maximum Committed Amount and the Maximum Uncommitted Amount, which on the date hereof shall equal $10,000,000.


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     (b) by deleting the definition of "Termination Date" in its entirety and replacing it with the following:

          "Termination Date" shall mean June 13, 2007 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

     SECTION 2. Fee. In order to induce the Lender to enter into this Amendment Number Fifteen, the Borrower hereby agrees to pay to the Lender, in addition to any other amounts required pursuant to the Agreement and as a condition precedent to the effectiveness of this Amendment Number Fifteen, a renewal fee in the amount of $175,000.

     SECTION 3. Effectiveness. This Amendment Number Fifteen shall be effective as of the Effective Date.

     SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

     SECTION 5. Fees and Expenses. The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Fifteen (including all reasonable fees and out of pocket costs and expenses of the Lender's legal counsel incurred in connection with this Amendment Number Fifteen), in accordance with Section 11.03 of the Agreement

     SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Fifteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

     SECTION 7. Representations. The Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

     SECTION 8. Governing Law. This Amendment Number Fifteen shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

     SECTION 9. Counterparts. This Amendment Number Fifteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment
Number Fifteen to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                                     HANOVER CAPITAL MORTGAGE
                                                     HOLDINGS, INC.
                                                     (Borrower)


                                                     By: /s/ John A. Burchett
                                                         -----------------------
                                                     Name: John A. Burchett
                                                     Title: CEO and President




                                                     GREENWICH CAPITAL FINANCIAL
                                                     PRODUCTS, INC.
                                                     (Lender)


                                                     By: /s/ Anthony Palmisano
                                                         ----------------------
                                                     Name: Anthony Palmisano
                                                     Title: Managing Director